the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 23, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 500,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - MidCap Growth Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930

the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 23, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 1,000,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - Real Estate Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930


the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 16, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 500,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - SmallCap Value Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930


the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 16, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 1,000,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - International SmallCap Account, par value $.01 per share (the "Shares") at
$10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930


the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 9, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 500,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - MicroCap
Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930


the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 9, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 1,000,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - SmallCap
Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930


the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 2, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 1,000,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - Utilities Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930


the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


April 2, 1998


Mr. Stephan L. Jones
President
Principal Variable Contracts Fund, Inc.
The Principal Financial Group
Des Moines, IA  50392-0200

Dear Mr. Jones

        Principal Mutual Life Insurance Company intends to purchase 500,000 shares of Common Stock of Principal Variable Contracts Fund, Inc. - SmallCap Growth Account, par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/Michael D. Roughton
                                       By_____________________________________
                                           Michael D. Roughton


Mailing Address: Des Moines, Iowa  50392-0001 (515) 247-5111/FAX (515) 247-5930